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                                                                      EXHIBIT 23


                         INDEPENDENT AUDITORS' CONSENT

         We consent to the incorporation by reference in Registration Statement Nos. 33-60498, 33-61820, 33-50911, 33-52189, 33-55595, 33-57737, 333-22861 and
333-09190 of General Semiconductor, Inc. (formerly General Instrument Corporation) each on Form S-8 of our report dated February 3, 1999, appearing in this Annual Report on Form 10-K of General Semiconductor, Inc. for the year ended December 31, 1998.


/s/DELOITTE & TOUCHE LLP
-------------------------
DELOITTE & TOUCHE LLP

Jericho, New York
March 19, 1999